Oaktree High Yield Bond Fund

Institutional Class – OHYIX
Advisor Class – OHYDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the Fund online at www.oaktreefunds-us.com/resources/prospectus_and_reports.html.  You may also get this information at no cost by calling 855-OAK-FUND (855-625-3863).

The Fund’s full prospectus and statement of additional information, each dated December 16, 2014 are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

February 5, 2015

Investment Objective

The investment objective of the Oaktree High Yield Bond Fund (the “High Yield Fund” or the “Fund”) is to provide current income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) imposed on reinvested dividends (as a percentage of offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Advisor Class

Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses1	0.78%	0.78%
Acquired Fund Fees and Expenses Total Annual Fund Operating Expenses	0.01% 1.39%	0.01% 1.64%
Fee Waivers and/or Expense Reimbursements2	-0.43%	-0.43%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.96%	1.21%

1 “Other Expenses” have been estimated for the Fund’s first fiscal year of operations.

2 Oaktree Capital Management L.P., the Fund’s investment adviser (“Oaktree” or the “Adviser”), has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses to 0.95% for the Institutional Class and 1.20% for the Advisor Class of the Fund for three years, through December 15, 2017. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, organizational expenses, brokerage commissions, other investment-related costs and non-routine or extraordinary expenses.  Oaktree is entitled to recoup from the Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within three years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the fee waivers and/or expense reimbursements described above for the first three years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$98	$306
Advisor Class	$123	$384

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of the Prospectus.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are, at the time of investment, rated below investment grade (lower than BBB- by Standard & Poor’s Ratings Services (“S&P”), lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or lower than BBB- by Fitch Ratings, Inc. (“Fitch)), or their unrated equivalents as determined by the Adviser (commonly referred to as “junk bonds” or “high yield bonds”).  Split rated securities will be considered to have the lower credit rating.  For purposes of the Fund’s 80% policy, “bonds” may include, but are not limited to, fixed and floating rate corporate bonds, debentures and notes, bank loans and zero coupon and paid-in-kind obligations.

The Fund may also invest in other types of securities, including convertible securities, debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and equities, including but not limited to common stock, preferred stock, warrants and options.  The Fund invests primarily in North American and European issuers, but may invest up to 20% of its net assets in issuers domiciled outside of North America or Europe, including emerging market countries.  A significant portion of the Fund’s investments may be denominated in a foreign currency and the Fund may use derivatives, such as forward foreign currency exchange contracts and options, to hedge its investment portfolio against currency risks.  The Fund may invest in securities of any rating, including non-rated securities, and without regard to maturity.  The Fund may also use total return swaps to obtain exposure to particular securities.

The Adviser’s investment process in managing the Fund is bottom-up, based upon company-specific research.  The Adviser’s highest priority in evaluating high yield bonds is assessing the amount of credit risk in a given security.  The Adviser does not select investments for the Fund solely based on anticipated economic forecasts or interest rate movements.

In selecting investments for the Fund, the Adviser considers whether the absolute amount of risk is acceptable, the yield compensates for the risk, and the investment’s relationship between risk and return is adequately attractive relative to other investment opportunities.  The Adviser typically purchases securities that it would be prepared to hold for the long term.  The Fund pursues a strategy of retaining the interest income generated by the bonds purchased.  The Adviser believes that the avoidance of defaults is the most reliable source of superior performance and manages the Fund to achieve a lower default rate than the overall high yield bond market.

The Adviser will seek to sell securities for the Fund if it anticipates actual or potential deterioration in a security’s credit quality before it is reflected in the security’s price, the security’s price has significantly appreciated, lowering its yield, or another security is available which offers a better risk/reward trade-off.

Principal Risks

As with any mutual fund, you may lose money by investing in the Fund.  Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

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Bank Loans Risk. Bank loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. There may not be an active trading market for certain bank loans and the liquidity of some actively traded loans may be impaired due to adverse market conditions. See ‘‘Liquidity Risk.’’ In addition, because the bank loans in which the Fund invests are typically rated below investment grade, the risks associated with bank loans are similar to the risks of below investment grade bonds. See ‘‘High Yield Bond Risk.’’

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Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Credit Risk.  Debt obligations, such as bonds and bank loans, and derivatives involving a counterparty, are subject to credit risk.  This is the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.  A debt obligation may decline in price if market participants become concerned regarding the creditworthiness or credit rating of the issuer, regardless of whether the issuer has defaulted.

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Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the prospectus, such as liquidity risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Fund intends to invest and the principal risks associated with each of them:

Forward Foreign Currency Exchange Contracts – Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. dollar denominated securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

Options – An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Swaps — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

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Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

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Foreign Currency Risk. A significant portion of the Fund’s investments may be denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on the performance of the Fund.

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Foreign Securities Risk. Investing in securities of foreign issuers can increase the potential for losses in the Fund and involve risks not typically associated with investments in U.S. issuers.  These risks include  the risk of nationalization or expropriation of assets or confiscatory taxation, social, economic, and political uncertainty, dependence on exports and the corresponding importance of international trade, price fluctuations, market volatility, less liquidity, and smaller capitalization of securities markets, and currency exchange rate fluctuations.

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High Yield Bond Risk.  High yield bonds are subject to greater risk of loss of principal and interest than higher rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high yield bonds, the yields and prices of such securities may be more volatile than those for higher-rated securities. The market for high yield bonds is thinner, often less liquid, and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold and may make it difficult to sell such securities. The value of high yield bonds tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield bonds and the junk bond markets generally, particularly in times of market stress.

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Interest Rate Risk.  The value of fixed income securities may decline because of increases in interest rates.  The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration.  Recently, interest rates in the United States have been at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility. For fixed income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

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Investment Strategy Risk.  There can be no assurance that the Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

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Liquidity Risk. The Fund may invest in securities and other assets that are thinly traded, securities and other assets for which no market exists, and/or securities which are restricted as to their transferability under applicable securities laws and/or documents governing particular transactions of the Fund. As a result, certain securities or other assets that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

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Market Risk.  The overall market for the securities and other instruments in which the Fund invests may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

•	New Fund Risk. The Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

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Prepayment Risk. Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in lower yielding securities.

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U.S. Government Securities Risk.  U.S. government obligations are affected by changes or expected changes in interest rates, among other things.  While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk.  Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.  Moreover, some securities are neither insured nor guaranteed by the U.S. government.  The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

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Zero Coupon Bonds and Payment-In-Kind Bonds Risk. Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon bonds and payment-in-kind bonds do not pay interest, the value of zero coupon bonds and payment-in-kind bonds may be more volatile than other fixed income securities and may also be subject to greater interest rate risk and credit risk than other fixed income instruments

Performance

Because the Fund had not operated for a full year prior to the date of the Prospectus, it does not have a full calendar year of performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Fund has been in operation for one calendar year.  For updated performance information, please call 855-OAK-FUND (855-625-3863) or visit www.oaktreefunds-us.com.

Fund Management

Oaktree Capital Management, L.P. is the investment adviser of the Fund.

Portfolio Managers

The name, title and length of service of the persons who are primarily responsible for the day-to-day management of the Fund are set out below:

Sheldon Stone, Principal and Co-Portfolio Manager of the Fund since its inception.
Shannon Ward, Managing Director and Co-Portfolio Manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares by mail (Oaktree Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 855-OAK-FUND (855-625-3863). You may also purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem shares through a financial intermediary should contact the financial intermediary directly.  You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

The following investment minimums apply:

	Institutional Class	Advisor Class
Minimum Initial Investment: Regular Account Individual Retirement Account (IRA)	$1 million $1 million	$25,000 $2,500
Minimum Subsequent Investment	$100,000	$2,500

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the High Yield Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the High Yield Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.